SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 19, 2004

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-16239                 06-1481060
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


             7 Commerce Drive
            Danbury, Connecticut                                   06810
   (Address of principal executive offices)                      (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 2.     Acquisition or Disposition of Assets..............................3

Item 7.     Exhibits..........................................................3

Signature.....................................................................4




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Item 2.       Acquisition or Disposition of Assets

      On July 20, 2004, ATMI, Inc., a Delaware corporation, issued a press release announcing that it completed the previously announced sale of its silicon epitaxial services business located in Mesa, Arizona, to International Rectifier Corporation (NYSE: IRF), a world leader in power management technology, for an aggregate purchase price of $41 million, subject to adjustment as provided in the Asset Purchase Agreement (the "Agreement"), a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

      As set forth in the Agreement, the sale of the silicon epitaxial services business, which consists of the line of business commonly known as "Epitronics" or "Epi" which is generally engaged in the business of developing recipes for and manufacturing of wafers coated with thin single or multiple layers of silicon or SiGe epitaxy (the "Business"), which Business was operated through Epitronics Corporation, a wholly-owned subsidiary of Advanced Technology Materials, Inc. (collectively, the "Seller"), involved the sale of, among other things, the following assets: (i) all real property described in the Agreement;
(ii) all inventories of raw materials, work-in-process, finished goods, products under research and development, demonstration equipment, office and other supplies, parts, packaging materials and other accessories related thereto, which are used or held for use in the conduct of the Business; (iii) all furniture, fixtures, equipment, machinery and other tangible personal property used or held for use in the conduct of the Business; (iv) all leases or subleases of tangible personal property described in the Agreement as to which Seller is the lessor or sublessor and the leases of tangible personal property described in the Agreement as to which Seller is the lessee or sublessee, together with any options to purchase the underlying property; (v) all contracts (other than the personal property leases) to which Seller is a party or under which Seller has any rights or obligations and which relate to the conduct of the Business; (vi) all prepaid expenses relating to the Business; (vii) all intellectual property owned, licensed, used or held for use in the conduct of the Business (including Seller's goodwill therein) and all rights, privileges, claims, causes of action and options relating or pertaining to the Business or the assets; (viii) all licenses (including applications therefor) utilized in the conduct of the Business; (ix) all books and records reasonably used or held for use in the conduct of the Business or otherwise relating to the assets sold and used or held for use in the conduct of the Business; and (x) all other assets and properties of Seller used or held for use in connection with the Business except as otherwise provided in the Agreement.

Item 7.       Exhibits.

Exhibit No.  Description
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2.1 *        Asset Purchase Agreement dated as of June 28, 2004 entered into by and among IR Epi Services, Inc., International Rectifier Corporation, Advanced Technology Materials, Inc., and its wholly-owned subsidiary Epitronics Corporation.

99.1 Press Release, dated July 20, 2004, entitled "ATMI Completes Sale of Epitaxial Services to International Rectifier."

 * Portions omitted pursuant to a request for confidential treatment.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          -------------------------------------
                                          Name:  Daniel P. Sharkey
                                          Title: Vice President, Treasurer and
                                                 Chief Financial Office




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